UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2021

Tabula Rasa HealthCare, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37888	46-5726437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100

Moorestown, New Jersey 08057

(Address of Principal Executive Offices, and Zip Code)

(866) 648-2767

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TRHC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) of Tabula Rasa HealthCare, Inc., a Delaware corporation (the “Company”), was held on June 11, 2021 at 10:00 A.M. via remote communication. At the 2021 Annual Meeting, the Company's stockholders approved the Company's Employee Stock Purchase Plan (the “ESPP”), including reserving 480,097 shares of the Company’s common stock for issuance under the ESPP. The Board of Directors (the “Board”) adopted the ESPP on February 22, 2021, subject to its approval by the Company’s stockholders. The ESPP offers eligible employees of the Company and affiliate companies the opportunity to purchase shares of Company common stock at a discounted price through regular payroll deductions. A description of the ESPP is set forth in the Company's definitive proxy statement for the 2021 Annual Meeting filed with the Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”) under the heading “Proposal Four: Approval of the Tabula Rasa HealthCare, Inc. Employee Stock Purchase Plan” and is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by the full text of the ESPP, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders at the 2021 Annual Meeting.

Item 1. All three Class II nominees for director, Dr. Samira Beckwith, Dr. Dennis Helling, and Rear Admiral Pamela Schweitzer, were elected to serve on the Company’s Board as Class II directors until the Company’s 2024 annual meeting of stockholders and until their successors are duly elected and qualified, based on the following votes:

Director Nominee	For	Against	Broker Non- Votes
Dr. Samira Beckwith	11,398,919	6,859,678	1,891,407
Dr. Dennis Helling	11,818,510	6,440,087	1,891,407
Rear Admiral Pamela Schweitzer	12,051,997	6,206,600	1,891,407

Item 2. Stockholders approved, on an advisory basis, the 2020 compensation of the Company’s named executive officers, Dr. Calvin Knowlton, Dr. Orsula Knowlton, Mr. Brian Adams, and Mr. Michael Greenhalgh, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
16,235,855	1,985,837	36,905	1,891,407

Item 3. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
19,216,457	914,429	19,118	0

Item 4. Stockholders approved the ESPP based upon the following votes:

For	Against	Abstain	Broker Non-Votes
18,158,041	86,382	14,174	1,891,407

Item 9.01.	Financial Statements and Exhibits.

(d)                  Exhibits.

Exhibit Number	Description
10.1	Tabula Rasa HealthCare, Inc. Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: June 17, 2021